September 30, 2017 ASSETS Current Assets Cash 1,007,008$ Accounts receivable, net 46,813,762 Other receivables 3,614,809 Inventory 32,058,766 Prepaid expenses 2,140,075 Refundable income taxes 667,200 Total current assets 86,301,620 Property and Equipment, net 5,545,055 Other Assets Goodwill 212,873,946 Other intangible assets, net 145,026,525 Other assets 502,729 Total other assets 358,403,200 TOTAL ASSETS 450,249,875$ LIABILITIES AND EQUITY Current Liabilities Note payable - line of credit -$ Current portion of notes payable 1,624,388 Current portion of capital leases 275,968 Acquisition consideration payable 4,375,000 Accounts payable 25,238,281 Accrued wages and other compensation 5,986,298 Unearned revenue 454,715 Income taxes payable - Other accrued expenses 1,815,086 Total current liabilities 39,769,736 Other Liabilities Notes payable 225,226,244 Capital leases 281,118 Deferred interest 3,393,444 Acquisition consideration payable 1,703,000 Deferred income taxes 42,169,000 Total other liabilities 272,772,806 Total liabilities 312,542,542 Members' Equity 137,707,333 TOTAL LIABILITIES AND EQUITY 450,249,875$ See notes to consolidated financial statements. (Unaudited) FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Consolidated Balance Sheets September 30, 2017 1

For the 9 months ended September 30, 2017 For the 9 months ended September 30, 2016 Net Sales 276,309,035$ 230,579,199$ Cost of Sales 181,978,485 152,854,276 Gross profit 94,330,550 77,724,923 Operating Expenses 77,030,595 64,333,204 Operating income 17,299,955 13,391,719 Other Expenses Interest expense 13,978,036)(12,195,474)( Total other expenses 13,978,036)(12,195,474)( Income before Benefit from Income Taxes 3,321,919 1,196,245 Provision For Income Taxes 1,433,068 439,124 Net Income 1,888,851 757,121 Member's Equity - Beginning of Period 135,818,482 133,958,898 Units issued as acquisition consideration - 400,000 Capital distributions - 324,279)( Capital contributions - - Member's Equity - End of Period 137,707,333$ 134,791,740$ See notes to consolidated financial statements. FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Consolidated Statements of Operations and Members' Equity For the Nine Months Ended September 30, 2017 and 2016 (Unaudited) 2

For the 9 months ended September 30, 2017 For the 9 months ended September 30, 2016 Cash Flows from Operating Activities: Net income 1,888,851$ 757,121$ Adjustments to reconcile net income to net cash provided by operating activities: Bad debt expense 426,791 253,458 Depreciation and amortization 10,492,220 10,117,080 Interest expense on deferred loan fees 869,371 773,462 Gain on sale of property and equipment 38,842)(12,740)( Deferred interest on notes payable 558,158 552,610 Deferred income taxes 823,000)( - Changes in operating assets and liabilities: Accounts receivable 6,852,034 5,273,217 Other receivables 67,321)( 516,681 Inventory 6,877,008)(3,272,274)( Prepaid expenses and other assets 913,268 239,987 Refundable income taxes 667,200)( - Accounts payable 554,605 1,394,857 Accrued wages and other compensation 1,449,137 1,055,648 Unearned revenue 289,539)(154,953)( Income taxes payable - 20,828)( Other accrued expenses 1,368,274)(275,218)( Total adjustments 11,984,400 16,440,987 Net cash provided by operating activities 13,873,251 17,198,108 Cash Flows from Investing Activities: Purchases of property and equipment 1,265,498)(1,716,851)( Proceeds from sale of property and equipment 60,552 28,170 Net payments relating to business acquisitions 12,359,773)(10,687,139)( Net cash used in investing activities 13,564,719)(12,375,820)( Cash Flows from Financing Activities: Net (decrease) increase in note payable - line of credit 300,000)( 250,000 Principal payments on notes payable and capital leases 1,144,969)(2,749,801)( Capital distributions - 324,279)( Net cash used in financing activities 1,444,969)(2,824,080)( Net (decrease) increase in cash 1,136,437)( 1,998,208 Cash at Beginning of Period 2,143,445 578,531 Cash at End of Period 1,007,008$ 2,576,739$ Supplemental Disclosure of Non-Cash Investing and Financing Activities: Non-cash financing relating to capital lease -$ 249,432$ See notes to consolidated financial statements. FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Consolidated Statements of Cash Flows For the Nine Months Ended September 30, 2017 and 2016 (Unaudited) 3

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 4 Nature and Scope of Business and Basis of Presentation FCX Group Holdings, LP (the Company) through its wholly-owned indirect subsidiary FCX Holdings Corp. and its wholly-owned subsidiaries operates as a distributor and manufacturers’ representative of specialty valves, instrumentation, pumps and mixers, air compressors, boilers, corrosion resistant pipe and hose and related flow control equipment. Its customers are mainly in process industries such as pulp and paper, pharmaceutical, food and beverage, chemical, petrochemical, oil and gas and power generation. The Company also provides services aimed at maintaining and improving processes controlled by instrumentation. The Company is headquartered in Columbus, Ohio and has 44 operating locations doing business in 36 states. FCX Group Holdings, LP, a Delaware limited partnership, was formed by its members in 2012 for the purpose of acquiring 100% of FCX Holdings Corp. Pursuant to the Agreement and Plan of Merger dated as of September 15, 2012 (the Merger Agreement), the merger transaction closed on October 14, 2012. At closing, FCX Group Holdings, LP’s merger subsidiaries merged with FCX Holdings Corp. as the surviving entity and a wholly-owned indirect subsidiary of FCX Group Holdings, LP. The operating subsidiaries of FCX Holdings Corp. are the only operating entities of FCX Group Holdings, LP. The acquisition of FCX Holdings Corp. by FCX Group Holdings, LP has been accounted for as a business combination. Summary of Significant Accounting Policies Principles of Consolidation The accompanying consolidated financial statements include the Company and its wholly- owned subsidiaries: FCX Intermediate Holdings, LLC, FCX Holdings Corp., FCX USA, Inc. including its wholly owned subsidiary FCX Performance, Inc. (including its wholly-owned subsidiaries FCX Process Solutions LLC, Integrated Plant Services, Inc., North Coast Instruments, Inc., Baro Holdings, Inc. (including its wholly-owned subsidiaries Baro Controls, Inc., Baro Controls Golden Triangle, Inc. and Baro Process Products, Inc.), Instrumentation Services, Inc., Pump Pros, Inc., IPS Flow Control Corporation, Pierce Pump Company, Florida Sealing Products, Corrosion Fluid Products, Pump Energy, Inc. and Process Control Services, Inc.). IPS Flow Control Corporation includes its wholly-owned subsidiaries Hughes Machinery Company and Power Plant Equipment Company. All significant inter-company balances and transactions have been eliminated in the consolidated financial statements. During the nine months ended September 30, 2017, the Company completed two business acquisitions acquiring certain assets of Phoenix Partners, LLC, dba Renew Valve and Machine Co. and Cleveland Valve and Gauge (Renew-CVG) and Encova Consulting, Inc. (Encova).

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 5 Summary of Significant Accounting Policies (continued) Use of Estimates The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Accounts Receivable Accounts receivable are unsecured customer obligations due under normal trade terms, generally requiring payments within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer. Customer account balances with invoices dated over 60 days are considered delinquent. Customers are not charged a finance charge for delinquent invoices. Payments of accounts receivable are allocated to specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoices. The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected. Management individually reviews all accounts receivable balances over $5,000 that exceed 60 days from the invoice date and based on an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. The allowance for doubtful accounts was $1,188,759 at September 30, 2017. Inventory Inventory consists predominately of component parts and finished goods and is carried at the lower of weighted average cost or market. Cost is determined by the last-in, first-out (LIFO) method. The LIFO reserve was $2,804,308 at September 30, 2017. Had inventories been valued utilizing the first-in, first-out (FIFO) cost assumption, the Company’s net income for the nine months ended September 30, 2017 and 2016 would have increased by approximately $754,000 and $201,000, respectively. The carrying amount of inventory is reduced by a valuation allowance that reflects management’s best estimate of items that are slow moving and/or obsolete. The allowance for obsolete and slow moving inventory was approximately $6,266,000 at September 30, 2017. Property and Equipment Property and equipment are recorded at cost, less accumulated depreciation and amortization computed using the straight-line method. Major additions are capitalized and depreciated or amortized; maintenance and repairs, which neither improve nor extend the life of the respective assets, are charged to expense as incurred. Upon disposal of assets, the cost and related accumulated depreciation and amortization are removed from the related accounts, and any gain or loss is included in income.

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 6 Summary of Significant Accounting Policies (continued) Property and Equipment (continued) Property and equipment are depreciated or amortized over their estimated useful lives as follows: Machinery and equipment 7 years Office equipment 3 - 5 years Vehicles 5 years Leasehold improvements 5 - 8 years Long-Lived Assets Impairment Policy The carrying value of long-lived assets and certain intangible assets are reviewed for impairment whenever events or changes in circumstances indicate the amount of the asset may not be recoverable. When an indication of impairment is present and the undiscounted cash flows estimated to be generated by the related asset are less than the asset’s carrying amount, an impairment loss will be recorded based on the difference between the carrying amount of the asset and their estimated fair value. Management has determined that no impairment existed as of September 30, 2017. Goodwill and Other Intangible Assets Under U.S. GAAP, goodwill and other intangible assets deemed to have indefinite lives are no longer amortized but are subject to impairment tests on an annual basis, at a minimum, or whenever events or circumstances occur, indicating goodwill or indefinite-lived intangibles might be impaired. The Company’s goodwill is reviewed for impairment annually as of December 31 or whenever changes in conditions indicate an evaluation should be completed. Based on qualitative factors, discounted cash flows, the resulting fair value of the Company and the carrying value of tangible and intangible assets, management of the Company believes that there was no impairment as of September 30, 2017. Deferred Loan Fees The Company capitalizes financing costs and closing costs and these costs are recorded as a direct reduction of the carrying value of the related debt. The capitalized costs are amortized over the terms of their respective agreements with amortization recorded as interest expense. Interest expense related to the deferred costs was $869,371 and $773,462 for the nine months ended September 30, 2017 and 2016, respectively. Total unamortized deferred loan fees were $2,125,141 as of September 30, 2017.

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 7 Summary of Significant Accounting Policies (continued) Business Combinations and Acquisitions Business acquisitions are accounted for under the acquisition method. Consideration paid is recorded at fair value and the purchase price of an acquired business is allocated to the identified assets and liabilities acquired based on their estimated fair values at the date of acquisition, with any residual amounts allocated to goodwill. Purchase price allocations are considered preliminary until all required information is obtained to complete the allocation. Although the time required to obtain the necessary information varies with circumstances specific to an individual acquisition, the “allocation period” for finalizing purchase price allocations would not exceed one year from the date of consummation of an acquisition. Adjustments to the allocation of purchase price may increase or decrease those amounts allocated to goodwill and, as such, may increase those amounts allocated to other tangible or intangible assets and assumed liabilities, which may result in higher depreciation or amortization expense in future periods. Revisions to preliminary purchase price allocations, if any, are reflected prospectively. Fair Value of Financial Instruments The carrying amounts of current assets and liabilities approximate their fair market value because of the immediate or short-term maturity of these financial instruments. Management believes the carrying amount on the long-term debt approximates its fair value as the interest rates and terms of the borrowings are similar to currently available borrowings. Revenue Recognition The Company recognizes revenue when goods are shipped and when services are performed. Payments received from customers in advance are recorded as unearned revenue until the goods are shipped. Sales taxes collected from customers are recorded on a net basis. Income Taxes FCX Holdings Corp. and its subsidiaries file a consolidated federal income tax return. Income taxes are allocated to each company based on the earnings of each company. The Company’s provision is based on statutory rates and adjusted for certain permanent differences. Deferred income taxes are recognized for the tax consequences in future years of temporary differences between the financial reporting and tax basis of assets and liabilities at each year- end based on enacted tax laws and statutory rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense represents the taxes currently payable and the net change during the year in deferred tax assets and liabilities.

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 8 Summary of Significant Accounting Policies (continued) Income Taxes (continued) The Company accounts for uncertainty in income taxes in its financial statements as required under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740, Accounting for Uncertainty in Income Taxes. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition accounting. Management determined there were no material uncertain positions taken by the Company in its tax returns. Consolidated Statements of Cash Flows For purposes of reporting cash flows, cash includes cash on hand and demand deposits. Recent Accounting Pronouncements In May 2014, the FASB issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers, and is effective prospectively for fiscal years beginning after December 15, 2018. Early adoption is permitted when meeting certain criteria. The standard addresses revenue recognition to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. Management is in the process of assessing the implementation of this standard. In November 2015, the FASB issued ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes. ASU 2015-17 simplifies the presentation of deferred taxes by requiring deferred tax assets and liabilities be classified as noncurrent on the balance sheet. The guidance is effective for non-public business entities for fiscal years beginning after December 15, 2017, and interim periods with fiscal years beginning after December 15, 2018, and may be applied either prospectively or retrospectively. Early adoption is permitted. The Company is in the process of assessing the implementation of this standard. In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which enhances transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The main difference between previous GAAP and Topic 842 is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. The guidance includes a new definition of a lease, which will be classified as either a finance lease or operating lease. Other changes include certain aspects of lessee accounting, lessor accounting, leveraged leases, sale and leaseback transactions and required disclosures. The guidance is effective for non-public business entities for fiscal years beginning after December 15, 2019, with early adoption permitted for all entities. In transition, lessees and lessors are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The Company is in the process of assessing the implementation of this standard.

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 9 Cash The Company maintains its cash, which may at times exceed federally insured limits, in several accounts with nine financial institutions. Business Acquisitions The Company makes acquisitions to expand into new markets and to increase its presence in its existing markets. The Company makes acquisitions that, in the judgment of its members, will enhance future profitability. As it considers an acquisition’s synergistic and strategic value in concert with the intrinsic value of the acquired assets, the Company may offer an acquisition price that exceeds the economic value of the assets acquired, thus resulting in the recognition of goodwill. During the nine months ended September 30, 2017, the Company completed the following business acquisitions: Phoenix Partners LLC On February 9, 2017, the Company acquired substantially all assets of Phoenix Partners LLC, dba Renew Valve and Machine Co. and Cleveland Valve and Gauge Company (Renew-CVG) for the total cash purchase price of $8,000,000 plus working capital adjustments totaling $276,347. Based on the preliminary purchase price allocation, goodwill acquired was $4,890,541 which is deductible for tax purposes. Renew-CVG is a safety relief and line valve service provider and distributor of safety relief valves and related products. Renew-CVG generally provides services to customers in the Midwest and Eastern United States. Encova Consulting, Inc. On July 27, 2017, the Company acquired substantially all assets of Encova Consulting, Inc. for the total cash purchase price of $1,800,000. Based on the preliminary purchase price allocation, goodwill acquired was $2,362,666 which is expected to be deductible for tax purposes. The Company has accrued $700,000 as of September 30, 2017, relating to additional contingent purchase price that is expected to be paid as part of the acquisition. The maximum amount that could be paid is $700,000 and is based on achievement of certain profitability targets. Encova is a licensed professional engineering company that provides specialized project start-up and commissioning services for customers in the life sciences industry. Encova generally provides services to customers in the Southeast United States.

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 10 Business Acquisitions (continued) The Company’s purchase price allocation for the acquired assets and liabilities of Renew-CVG and Encova is based on preliminary estimated fair values at the acquisition dates, which are subject to adjustment, and are as follows: Fair Value Accounts receivable, net $ 2,243,606 Other receivables 104,016 Inventory, net 1,684,132 Property and equipment 530,314 Goodwill 7,253,207 Other assets 211,620 Accounts payable Unearned revenue (998,219) (11,499) Accrued expenses (240,830) Purchase price $ 10,776,347 Additionally, during the period ended September 30, 2017, the Company made additional payments of purchase price relating to earnouts totaling $1,772,000 and payments relating to working capital adjustments totaling $511,426. Property and Equipment Property and equipment consisted of the following: September 30, 2017 Machinery and equipment $ 3,515,843 Office equipment 9,684,494 Vehicles 2,499,644 Leasehold improvements 1,936,166 17,636,147 Less: accumulated depreciation (12,091,092) $ 5,545,055 Depreciation expense was $1,786,368 and $1,582,734 for the nine month periods ended September 30, 2017 and 2016, respectively.

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 11 Intangible Assets Intangible assets consist principally of the excess of cost over the fair value of assets acquired (or goodwill), customer relationships, trade names and non-compete agreements. Goodwill and trade names are indefinite lived assets and consisted of the following: Trade Names Goodwill Cost – December 31, 2016 13,660,000 204,713,936 Additions from acquisitions - 8,160,010 Cost – September 30, 2017 $ 13,660,000 $ 212,873,946 Definite lived intangible assets consist of the following as of September 30, 2017: Customer Relationships Non- Competition Total Cost – December 31, 2016 167,630,000 13,480,000 181,110,000 Additions from acquisitions - - - Cost – September 30, 2017 167,630,000 13,480,000 181,110,000 Accumulated amortization – December 31, 2016 (30,621,774) (10,415,849) (41,037,623) Add: amortization expense (6,874,237) (1,831,615) (8,705,852) Accumulated amortization – September 30, 2017 (37,496,011) (12,247,464) (49,743,475) Net book value – September 30, 2017 $ 130,133,989 $ 1,232,536 $ 131,366,525 The weighted average amortization period for definite lived intangible assets acquired during 2017 is approximately 20 years for customer relationships and 5 years for non-competition agreements, which are being amortized on a straight line basis.

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 12 Intangible Assets (continued) The following is a schedule of the future amortization expense for the definite lived intangible assets as of September 30, 2017: Year Ended Total Amount 3 months ended 12-31-17 2,497,783 2018 9,621,647 2019 9,506,647 2020 2021 9,313,147 9,247,314 2022 9,165,647 Note Payable - Line of Credit In October 2012, the Company entered into a revolving line of credit agreement with a financial institution. The agreement was amended in August 2014 and allows for borrowings up to $25,000,000 and expires in August 2019. The agreement requires quarterly payments of interest at the Base Rate (the highest of the prime rate, federal funds rate plus 0.50%, or LIBOR plus 1%) or monthly payments of interest at the Eurodollar Rate (the higher of LIBOR or 1%), plus an applicable margin based on the Company’s leverage ratio. There were no borrowings on the line of credit at September 30, 2017. There is a 0.50% fee due quarterly on the unused portion of the line of credit. The line of credit is secured by substantially all assets of the Company and is subject to loan covenants related to cash flow and leverage. The Company’s unused letters of credit as of September 30, 2017 totaled approximately $1,002,000, which reduces the funds available under the revolving credit agreement. Notes Payable In October 2012, the Company entered into a term note payable agreement in the original amount of $89,000,000 with a financial institution. In December 2012, August 2014 and November 2016, the term note payable agreement was amended and the Company borrowed an additional $10,600,000, $49,100,000 and $18,500,000, respectively. Beginning on September 30, 2014, principal payments of .25% of the original principal amount of the term note as of the Fifth Amendment Effective Date (August 4, 2014) were due quarterly. Beginning on December 31, 2016, quarterly principal payments of .25% of the original principal amount of the term note as of the Seventh Amendment Effective Date (November 21, 2016) are due quarterly through maturity. The Company is required to make additional principal reduction payments of excess cash flow on an annual basis. In 2016, the Company made an additional principal reduction payment of approximately $1,071,000, but was not required to make this payment in 2017. The note matures in August 2020, at which time the remaining principal balance is due. The agreement requires quarterly payments of interest at the Base Rate (the highest of the prime rate, federal funds rate plus 0.50%, or LIBOR plus 1%) or monthly payments of interest at the Eurodollar Rate (the higher of LIBOR or 1%), plus an applicable margin based on the Company’s leverage ratio. In March 2013, the term note payable agreement was amended to reduce the applicable margin by 0.50%. The interest rate at September 30, 2016 was based on the Eurodollar rate and was 5.5%. The interest rate at September 30, 2017 was based on the Eurodollar rate and was 6.0% for the

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 13 Notes Payable (continued) Seventh Amendment Principal Amount ($18,500,000) and 5.75% for the remainder of the balance. The outstanding balance of the term note was $157,575,773 at September 30, 2017. In October 2012, the Company entered into senior subordinated mezzanine debt agreements with various investment banks for $35,500,000. In December 2012 and August 2014, the senior subordinated mezzanine debt agreements were amended and the Company borrowed an additional $4,300,000 and $31,600,000, respectively. Interest payments were due quarterly at the rate of 12.5%, less 1.5% interest that can be deferred until maturity. Beginning on July 23, 2014, interest payments are due quarterly at the rate of 11.0%, less 1.0% interest that can be deferred until maturity. The first, second and third amendment notes, which total $39,800,000, mature in October 2019. The fourth amendment notes, which total $31,600,000, mature in October 2021. Deferred interest relating to these agreements as of September 30, 2017 was $3,393,444. The mezzanine debt agreements are secured by substantially all assets of the Company and are subject to loan covenants related to EBITDA, cash flow and leverage. Long-term debt at September 30, 2017 matures as follows: Year Ended Total Amount 3 months ended 12-31-17 406,097 2018 1,624,388 2019 43,124,388 2020 2021 153,920,900 29,900,000 Total 228,975,773 Less: current portion Less: unamortized deferred loan fees Total long-term debt 1,624,388 2,125,141 $ 225,226,244 Total interest paid was $12,548,089 and $10,869,823 for the periods ended September 30, 2017 and 2016, respectively.

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 14 Notes Payables (continued) The Company leases certain office equipment from unrelated third parties under capital leases. The economic substance of the leases is that the Company is financing the acquisition of the assets through the lease, and, accordingly, it is recorded in the Company’s assets and liabilities. The cost of the assets and accumulated depreciation was $1,153,276 and $610,980 as of September 30, 2017. The following is a schedule of future minimum payments required under the leases together with their present value as of September 30, 2017: Year Ended 3 months ended 12-31-17 77,310 2018 309,242 2019 213,993 Total minimum lease payments 600,545 Less amount representing interest 43,459 Present value of minimum lease payments $ 557,086 Amortization expense is included in depreciation and amortization expense on the consolidated statements of operations and members’ equity. Derivative Financial Instrument – Interest Rate Cap The Company does not hold or issue derivative financial instruments for trading purposes. In May 2013, the Company entered into an interest rate cap agreement to manage its risks associated with its variable rate term note payable. In December 2014, the Company entered into an additional interest rate cap agreement. The differential to be paid or received under the agreement is recognized as an adjustment to interest expense over the life of the agreement. The Company recognizes on the balance sheet the value that best approximates the fair market value of the interest rate cap agreement. The interest rate cap agreement does not meet the accounting hedge criteria required and therefore, changes in the fair value of this instrument are recorded in interest expense on the Company’s consolidated statements of operations. The notional amount of the interest rate caps amortize over the terms of the agreements through December 2017. The notional amount as of September 30, 2017 totaled $33,004,562. Under the interest rate cap agreements, LIBOR is capped at 4.00% on the outstanding notional amount. The fair market value of the interest rate cap was not material at September 30, 2017. The fair value of the interest rate cap was obtained from the bank. This value represented the estimated amount the Company would pay or receive to terminate the agreement, taking into consideration the difference between the contract rate of interest and rates currently quoted for agreements of similar terms and maturities. The actual amount could differ from the approximated fair market value.

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES
Notes to Consolidated Financial Statements
For the Nine Months Ended September 30, 2017 and 2016 (unaudited)

Equity

In October 2012, FCX Group Holdings, LP purchased all of the issued and outstanding capital stock of FCX Holdings Corporation. As part of the transaction, 1,266,952,510 preferred units and 15,356,998 common units were issued. During 2015, 4,886,476 preferred units and 49,358 common units were issued and 10,044,730 preferred units and 101,470 common units were retired. In 2016, 14,752,864 preferred units and 149,019 common units were issued in conjunction with the RLS and PCI acquisitions. There was not any additional equity activity during the nine month period ended September 30, 2017. Any distributions by the Company are first paid to preferred unit holders and the preferred unit holders are entitled to a 10% annual compounded return on their liquidation preference amount.

Leases

The Company leases warehouse/office space from related entities. These leases require monthly base rent payments, plus CAM charges, of approximately $142,000 and expire at various times through August 2021. The Company also leases other warehouse/office space that requires monthly base rent payments, plus CAM charges, of approximately $177,000, under non-cancelable operating leases that expire at various times through November 2023. The Company was subleasing certain warehouse/office space to unrelated parties and received approximately $250,000 in total rental payments under these non-cancelable subleases through August 2017.

Future minimum lease payments under non-cancelable operating leases as of September 30, 2017 are as follows:

	Related Party Leases	Non-related Party Leases	Total
3 months ended 12-31-17	$ 424,000	$ 552,000	$ 976,000
2018	1,663,000	1,933,000	3,596,000
2019	1,270,000	1,592,000	2,862,000
2020	938,000	1,274,000	2,212,000
2021	385,000	981,000	1,366,000
2022	-	325,000	325,000
Thereafter	-	160,000	160,000
Total	$ 4,680,000	$ 6,817,000	$ 11,497,000

Rent expense for the periods ended September 30, 2017 and 2016 was approximately $3,134,000 and $2,938,000, respectively, of which approximately $1,274,000 and $1,498,000, respectively, was paid to the related parties.

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FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 16 Related Party Transactions The Company has a management agreement with a related entity in which the Company pays an annual management fee in exchange for financial and management consulting services. Management fees of $1,125,000 were paid for both periods ended September 30, 2017 and 2016. Additionally, the Company pays director’s fees to a Member that totaled $56,250 for the periods ended September 30, 2017 and 2016. The Company leases warehouse/office space from related entities as described in the Leases footnote above. Retirement Plan The Company sponsors a 401(k) profit sharing and savings plan covering substantially all employees. Participation in the plan is voluntary and an employee may defer up to 100% of compensation not to exceed the maximum permitted by law. The Company makes matching contributions of 2% of the first 6% of employee contributions. The plan also allows for discretionary matching contributions by the Company. The Company made matching contributions of approximately $400,000 and $300,000 during the periods ended September 30, 2017 and 2016, respectively. Employee Benefits It is the Company’s policy to partially self-insure employee healthcare coverage; therefore, a provision is made for the estimated costs of known and anticipated claims. The Company generally has stop-loss coverage for employee healthcare in excess of $125,000 per covered participant per coverage period and no lifetime limit per covered participant. Because of the inherent uncertainties in estimating claims, it is at least reasonably possible that the Company’s estimated claims could change in the near term. The outstanding balance of the accrual for self- insured coverage as of September 30, 2017 was approximately $365,000. Additionally, at September 30, 2017, the Company was due approximately $156,000 from its stop-loss coverage provider for claims paid in excess of stop-loss limits. Subsequent Events In November 2016, the Company acquired substantially all assets of Pharmaceuticals Calibration, LLC (PCI) for the purchase price of $19,600,000. PCI provides calibration, commissioning and consulting solutions for the life sciences industry. PCI provides services to customers throughout the United States. In November 2017, the Company acquired 100% of the equity interest of Eads Distribution LLC (Eads) for the purchase price of $109,000,000. Eads is a foremost flow control distributor of instrumentation, valves, filtration and corrosion resistant products serving customers in the chemical, petrochemical, refining, power, packaging and general industrial markets. Eads generally serves customers in the Gulf Coast and Southern United States. In November 2017, the Company acquired substantially all the assets of The Massey Company (Massey) for the purchase price of $14,000,000. Massey is a distributor of valves, valve automation, instrumentation and specialty plant equipment generally serving customers in the Southeast United States.

FCX GROUP HOLDINGS, LP AND SUBSIDIARIES Notes to Consolidated Financial Statements For the Nine Months Ended September 30, 2017 and 2016 (unaudited) 17 Subsequent Events (Continued) In December 2017, the Company acquired 100% of the stock of Basin Engine and Pump, Inc. (Basin) for the purchase price of $18,050,000. Basin is a provider of pump service and maintenance and distributor of pumps and related products to the oil & gas, energy, chemical and general industrial industries. Basin generally provides services to customers in Texas and surrounding states. In January 2018, all of the outstanding shares of the Company’s stock was acquired by Applied Industrial Technologies, Inc. for a total purchase price of $784,000,000 after contractual working capital adjustments.